Income Taxes (Tables)	12 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
Taxing jurisdictions related to income taxes are the Unites States Federal Government, the State of Colorado and the State of California. The provision for income taxes is as follows:

	Year Ended June 30,
	2016	2015

Current tax benefit
Federal	$-	$-
State	-	-
	-	-

Deferred tax benefit
Federal	5,065,733	3,774,110
State	339,091	432,092
Change in valuation allowance	(5,404,824)	(4,206,202)
	-	-
Total tax expense	$-	$-

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Deferred taxes are a result of differences between income tax accounting and GAAP with respect to income and expenses. The following is a summary of the components of deferred taxes recognized in the financial statements as of June 30, 2016 and 2015:

	As of June 30,
	2016	2015

Deferred tax assets
Net operating loss carryforward	$10,602,681	$5,170,221
Start-up and organizational expenses	577,110	614,059
Stock-based compensation	4,395,306	3,080,604
Other	265,809	412,783
Total deferred tax assets	15,840,906	9,277,667

Deferred tax liabilities
Fixed Assets	1,072,872	83,360
Federal Beneft for state deferred taxex	601,808	432,905
Total deferred tax liabilities	1,674,680	516,265

Valuation allowance	(14,166,226)	(8,761,402)
Net deferred taxes	$-	$-

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income for the following periods, due to the following:

	Year Ended June 30,
	2016	2015

Computed "expected" tax expense (benefit)	$(5,078,084)	$(3,863,260)
Change in income taxes from:
State taxes net of federal benefit	(339,091)	(432,092)
Permanent differences	12,351	229,209
Prior period adjustment	-	(140,059)
Change in valuation allowance	(5,404,824)	4,206,202
	$-	$-